Section 906 CEO & CFO CertificationsEX-32 7 dex32.htm SECTION 906 CEO & CFO
CERTIFICATIONS
Exhibit 32.1
Certification of Chief Executive Officer and Chief Financial Officer
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Securities and Exchange Commission
Washington, DC
The undersigned Chief Executive Officer and Chief Financial Officer of Pilot
Financial, Inc., Inc. do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
Quarterly Report of Pilot Financial, Inc. on Form 10-K for the fiscal year ended December 31, 2004 fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Pilot Financial,
Inc.
A signed original of this written statement required by Section 906 has been provided to Pilot Financial, Inc. and will be retained by Pilot
Financial, Inc. and furnished to the Securities and Exchange
Commission or its staff upon request.

/s/ Ronald R. Shenkin
President
Chief Executive Officer

Date: December 31, 2004